Scudder
Short Term
Bond Fund

Annual Report
December 31, 1997


Pure No-Load(TM) Funds


Seeks to provide a high level of income consistent with a high degree of principal stability.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER        (logo)

                          Scudder Short Term Bond Fund
--------------------------------------------------------------------------------
Date of Inception: 4/24/84   Total Net Assets as of        Ticker Symbol:  SCSTX
                           12/31/97: $1,165.5 million
--------------------------------------------------------------------------------

o The Fund ended the year with a total return of 6.17%, which nearly matched the 6.19% return of the average short term bond fund, as tracked by Lipper Analytical Services. The Fund's 30-day net annualized SEC yield at the end of December was 6.06%, compared with 5.12% on average for the taxable money market funds tracked by IBC/Donoghue.


o Throughout the year, the Fund continued to hold a diversified mix of short-maturity alternatives to U.S. Treasuries to meet the goals of high current income with minimum share-price fluctuation.


o A relatively neutral position was maintained with respect to interest rate risk over the period, keeping overall portfolio duration within a range of 1.6 to 1.8 years.


o The Fund maintained its high quality orientation, with over 66% of portfolio holdings rated AA or better by Standard & Poor's and/or Moody's at the end of December.


                                Table of Contents

   3  Letter from the Fund's President     19  Financial Highlights
   4  Performance Update                   20  Notes to Financial Statements
   5  Portfolio Summary                    24  Report of Independent Accountants
   6  Portfolio Management Discussion      25  Shareholder Meeting Results
   9  Glossary of Investment Terms         28  Officers and Trustees
  10  Investment Portfolio                 29  Investment Products and Services
  16  Financial Statements                 30  Scudder Solutions


                        2 - Scudder Short Term Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. economy -- buoyed by moderate growth, declining unemployment, low inflation, and healthy corporate profits -- continued to enjoy a strong performance during Scudder Short Term Bond Fund's 1997 fiscal year. In fact, the U.S. economy can now lay claim to one of the longest expansions on record -- 6 1/2 years -- a growth trend which shows few signs of ending soon.

     Throughout the period, stocks were on an upward climb thanks to strong positive fundamentals in the U.S. economy. On the fixed-income front, markets benefited from several positive forces, including declining inflation, lower federal deficits and a strong dollar.

     Although inflation remains under control, there is still a chance that the Federal Reserve Board could raise interest rates in the coming months, which would quickly affect market returns. This conclusion is based on the belief that the Federal Reserve Board could view the tight labor market as a potential inflation danger (unemployment levels are at a 25-year low) and that the economy's underlying strength may lead to even stronger growth.

     Rest assured, however, that your Fund is managed for a high degree of principal stability -- as well as high current income -- no matter what the market conditions. In fact, the Fund's focus on short-maturity alternatives to U.S. Treasuries helped lead to a competitive 6.17% total return while helping to shield it from significant share-price volatility.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. In addition, the Fund has a new management team as of January 1, 1998, Stephen A. Wohler and Robert S. Cessine. We are pleased that they are bringing their extensive knowledge and expertise to the Fund.

     Thank you for choosing Scudder Short Term Bond Fund to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call Investor Relations at 1-800-225-2470, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Short Term Bond Fund

                        3 - Scudder Short Term Bond Fund

PERFORMANCE UPDATE as of December 31, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                 Average
12/31/97    $10,000   Cumulative  Annual
---------------------------------------
SCUDDER SHORT TERM BOND FUND
---------------------------------------
1 Year     $ 10,617      6.17%    6.67%
5 Year     $ 12,830     28.30%    5.11%
10 Year*   $ 20,474    104.74%    7.43%

---------------------------------------
SALOMON BROTHERS INC. BROAD INVESTMENT
GRADE BOND INDEX (1-3 YEARS)
---------------------------------------
1 Year     $ 10,667      6.67%    6.67%
5 Year     $ 13,219     32.19%    5.74%
10 Year*   $ 20,376    103.76%    7.37%
---------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER SHORT TERM BOND FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,631
'89            $12,042
'90            $13,233
'91            $15,135
'92            $15,957
'93            $17,263
'94            $16,767
'95            $18,569
'96            $19,285
'97            $20,474

SALOMON BROTHERS INC. TREASURY/GOVERNMENT
SPONSORED CORPORATE INDEX (1-3 YEARS)
Year            Amount
----------------------
'87            $10,000
'88            $10,639
'89            $11,801
'90            $12,948
'91            $14,481
'92            $15,415
'93            $16,281
'94            $16,380
'95            $18,164
'96            $19,103
'97            $20,376

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.19   $ 11.71  $ 11.72  $ 12.25  $ 11.93  $ 12.01  $ 10.91  $ 11.35  $ 11.05  $ 11.04
INCOME DIVIDENDS..   $   .73   $   .83  $  1.09  $  1.08  $   .96  $   .80  $   .76  $   .71  $   .72  $   .67
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .09   $   --  $    --  $    --  $   .07  $    --  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........      6.10     13.20     9.88    14.38     5.43     8.18    -2.87    10.74     3.86     6.17
INDEX TOTAL
RETURN (%)........      6.40     10.93     9.70    11.85     6.44     5.63      .60    10.89     5.16     6.67

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns may be higher due to the Adviser's maintenance of the Fund's expenses. See Financial Highlights on page 19.
*The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 78.64% and 7.06%, respectively.



                        4 - Scudder Short Term Bond Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Asset-Backed Securities                 24%
Collateralized Mortgage Obligations     20%
Corporate Bonds                         19%
Gov't National Mortgage Association     17%
U.S. Gov't Agency Pass-throughs         11%
U.S. Gov't Obligations                   6%
Cash Equivalents                         3%
-------------------------------------------
                                       100%
-------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Mortgage-backed securities and
corporate issues were significant
contributors to Fund performance.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
U.S. Gov't & Agencies                   36%
AAA*                                    28%
AA                                       2%
A                                        3%
BBB                                     30%
Not Rated                                1%
-------------------------------------------
                                       100%
-------------------------------------------
Weighted average quality: AA
*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Issues that were believed to have the
potential for future credit rating
upgrades were emphasized.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Under 1 year                            10%
1 - 5 years                             70%
5 - 8 years                             14%
8 years or greater                       6%
-------------------------------------------
                                       100%
-------------------------------------------
Weighted average effective maturity: 2.65 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund maintained a relatively
neutral position on maturities,
with a portfolio duration range
of 1.6 to 1.8 years during the
period.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5 - Scudder Short Term Bond Fund

                         Portfolio Management Discussion

We asked Scudder Short Term Bond Fund's portfolio management team, Thomas Poor, Scott Dolan, and Susan Martland, to discuss fund strategy and market conditions over the fiscal year.

Q: How did Scudder Short Term Bond Fund perform in 1997?

A: Throughout the period, Scudder Short Term Bond Fund continued to provide investors with a competitive, high-yielding alternative for their short-term cash reserves.

The Fund's 30-day net annualized SEC yield at the end of December was 6.06%, compared with 5.10% on average for the taxable money market funds tracked by IBC/Donoghue, an independent research firm. Scudder Short Term Bond Fund historically has maintained a comfortable yield advantage over taxable money market funds. Of course, money market funds seek to maintain a stable principal value, whereas your Fund's net asset value will fluctuate with changing market conditions.

The Fund ended the year with a total return of 6.17%, which nearly matched the 6.19% return of the average short term bond fund, as tracked by Lipper Analytical Services, an independent ranking service. The Fund's benchmark, the unmanaged Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1 to 3 years), returned 6.67% for the same period.

Q: How would you describe the investment climate over the past 12 months?

A: Interest rates in general dropped during the period -- yields on 2-year and 30-year Treasuries fell almost a quarter of a percentage point and three-quarters of a percentage point, respectively -- with the yield curve flattening. At year-end, rates for short-term and long-term Treasuries differed by only 28 basis points.

Several factors were at the heart of the interest rate drop. Inflation remained in check throughout the year, and shows no sign of staging a comeback. In fact, consensus economic forecasts for 1998 estimate consumer price inflation at around 1.8%. The financial crisis in Southeast Asia during the latter part of the year -- with its prospects for lowering inflation and restraining economic growth in 1998 -- also helped to push rates lower. Finally, the declining government budget deficit -- which is currently at a 20-year low -- as well as prospects for future deficit reductions and, indeed, talks of a possible government surplus, also contributed to lower rates.

Encouraged by declining interest rates and a low inflation environment, the bond market pushed interest rates lower over the past 12 months, although it contended with some volatility earlier in the year. This was in response to strong economic activity and a rise in the federal funds rate -- a key short-term interest rate -- in March.

Q: How was the portfolio structured during the year?

A: Throughout the Fund's fiscal year, we continued to hold a diversified mix of short-maturity alternatives to U.S. Treasuries to meet the goals of high current income with minimum share-price fluctuation.

Over the past 12 months, relatively few changes were made to the portfolio's structure. We maintained a heavy weighting (28% of portfolio assets at year end)

                        6 - Scudder Short Term Bond Fund
in mortgage-backed securities, which performed particularly well and contributed a high level of income to the portfolio. In addition, 20% of portfolio assets was invested in collateralized mortgage obligations as of December 31, 1997.

The Fund's corporate issues, which currently represent nearly 20% of portfolio assets, also contributed positively to performance. Corporate bonds generally perform well versus other fixed income instruments during times of solid economic growth, because the credit quality of issuing corporations benefits from increased earnings and cash flow. As always, we emphasized credit issuers we believe had the potential for future credit rating upgrades.

Within the corporate sector, the Fund maintained a high concentration -- more than 10% of portfolio assets -- in corporate bonds issued by real estate investment trusts. Thanks to booming real estate and mortgage markets -- the result of an improving U.S. economy -- property values were on the rise while mortgage default rates were declining. While performance trailed off in the fourth quarter, these issues benefited from upgrades in credit quality during the period.

At year end, the remainder of portfolio assets were spread across asset-backed securities (24%) and U.S. Treasury securities (6%). As always, the Fund maintained its high quality orientation, with over 66% of portfolio holdings rated AA or better by Standard & Poor's and/or Moody's independent bond rating services.

Q: What about the Fund's duration?

A: Duration, which measures a portfolio's sensitivity to interest rate changes, is adjusted by altering the mix of securities. The shorter a portfolio's duration, the less its net asset value will be adversely affected by an increase in interest rates. Remember, as interest rates rise, bond prices fall. Conversely, a short duration means that a portfolio will reap fewer rewards from a decline in interest rates.

Because we believed that interest rates would remain relatively unchanged throughout the period, we maintained a relatively neutral position, keeping overall portfolio duration within a range of 1.6 to 1.8 years. (As a short-term bond fund, the Fund's duration will not exceed that of a 3-year Treasury note -- about 2.5 years.)

Q: What is your outlook for the coming months?

A: Consensus predictions for the U.S. economy overall are a modest 2.5% growth in gross domestic product. The meltdown in many smaller Asian economies and growing problems in Japan are what many economists predict will hold back growth in the U.S. to a degree. Weaker markets for exports and competition from cheaper foreign goods sold in devalued currencies will be hard to fight in the near term. In fact, Southeast Asia's problems may reverberate throughout the world for some time, bringing volatility to both the stock and bond markets.

Were it not for the difficulties in Asia, it seems likely that the Federal Reserve (the "FED") would be inclined to raise interest rates to curb inflationary pressures. It is not surprising in light of the lowest unemployment

                        7 - Scudder Short Term Bond Fund
rate in 24 years that wage costs have begun to rise in the past few months. The Fed is understandably reluctant to act when the world markets are fragile, but remains poised to raise rates if necessary.

In light of all this, we are cautiously optimistic about the near-term future of the bond market. The U.S. economy continues to travel along a smooth road of moderate growth, relatively stable rates and modest inflation. But, no one can predict how long this near-perfect economic environment will last.

In an uncertain investment environment such as this, your Fund offers a relatively "safe haven" for your financial assets. In fact, we continue to view Scudder Short Term Bond Fund as an important enhancement to a traditional short-term portfolio.

In the months ahead, the Fund's portfolio management team will continue to collect economic data and carefully monitor the investment climate. As we enter into 1998, we believe that bond sector allocations and individual bond selection may well resume their primary importance, as the markets as a whole become less sensitive to the continuing economic euphoria. Scudder Short Term Bond Fund will continue to look for opportunities to offer you the highest yield consistent with your goals of price stability and liquidity.

                               Scudder Short Term
                                   Bond Fund:
                          A Team Approach to Investing

  Scudder Short Term Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Short Term Bond Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Since Scudder Short Term Bond was introduced in 1989, Lead Portfolio Manager Thomas M. Poor has had responsibility for the Fund's day-to-day operation. Tom, who joined SKI in 1970, sets the Fund's general investment strategies. Scott E. Dolan, Portfolio Manager, joined SKI in 1989 and the Fund's portfolio management team in 1993. Scott has six years of experience in the investment industry and is responsible for implementing investment strategy. Susan R. Martland, Portfolio Manager, joined the team in 1997. Susan, who helps set the Fund's investment strategy, joined Scudder in 1982 and has over nine years of experience as a portfolio manager.


                        8 - Scudder Short Term Bond Fund

                          Glossary of Investment Terms

 COUPON The interest rate on a bond the issuer (a corporation or government entity) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of $1,000 of the face amount each year.

 DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation.

 DURATION Gauges the price sensitivity of a bond or bond portfolio to changes in market interest rate levels. A fixed income portfolio with an overall duration of five years can be expected to increase 5% for every 1% decrease in interest rates (and decline 5% for every 1% increase in rates).

 INVESTMENT GRADE BOND            A bond that has a quality rating of BBB or
                                  higher.

 SECTOR A similar group of bonds or stocks. Some examples of sectors that could be found in a fund that invests in corporate bonds include airlines, financial services companies, and pharmaceutical firms.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity, net of expenses.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a mutual fund. Total return is based on a combination of changes in share price plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD                     The difference in yield between various types
                                  of bonds. A corporate bond's yield is
                                  generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that corporate bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)


                        9 - Scudder Short Term Bond Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 2.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5%,
  to be repurchased at $31,282,292 on 1/2/98, collateralized by a $25,115,000                                    -------------
  U.S. Treasury Bond, 10.75%, 2/15/03 (Cost $31,271,000) ................................     31,271,000            31,271,000
                                                                                                                 -------------
U.S. Government Obligations 6.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 6.125%, 9/30/00 .....................................................     50,000,000            50,523,500
U.S. Treasury Note, 6.25%, 6/30/02 ......................................................     20,000,000            20,396,800
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Government Obligations (Cost $70,925,000)                                                               70,920,300
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 16.7%
------------------------------------------------------------------------------------------------------------------------------
8%, with various maturities to 12/15/10 .................................................     30,381,321            31,511,559
11.5%, with various maturities to 7/20/20 ...............................................     15,947,799            18,349,829
11%, with various maturities to 10/20/20 ................................................      1,934,293             2,206,632
9%, with various maturities to 12/15/21 (b) .............................................     83,696,908            90,864,052
10%, with various maturities to 2/15/25 (b) .............................................     37,635,810            41,849,176
7.13%, with various maturities to 9/20/25 (b) ...........................................     11,360,138            11,569,591
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $191,739,504)                                                 196,350,839
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-throughs 10.9%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 9.5%, with various maturities to 8/1/16 ...............      6,444,112             6,976,203
Federal Home Loan Mortgage Corp., 7.8%, with various maturities to 9/1/24 ...............      7,674,012             8,022,585
Federal National Mortgage Association, 10%, 9/1/17 ......................................      3,352,083             3,677,135
Federal National Mortgage Association, 8.5%, with various maturities to 8/1/22 ..........     17,179,693            18,103,625
Federal National Mortgage Association, 8.5%, with various maturities to 5/1/02 ..........     10,428,641            10,701,036
Federal National Mortgage Association, ARM, 7.6%, with various maturities to
  10/1/23 ...............................................................................      5,764,019             5,953,889
Federal National Mortgage Association, ARM, 7.4%, with various maturities to
  12/1/22 ...............................................................................      8,016,275             8,324,785
Federal National Mortgage Association, ARM, 6.2%, with various maturities to
  11/1/35 (b) ...........................................................................     66,445,603            66,425,007
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $127,542,633)                                                        128,184,265
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 20.4%
------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage Finance Corp., Series 1993-I2 A3, 7.25%, 7/25/24 (b) .....................      8,498,592             8,511,871
Chemical Mortgage Securities Inc., Series 1993-1 A4, 7.45%, 2/25/23 .....................      4,175,000             4,208,922
Citicorp Mortgage Securities Inc., Series 1997-3, 7%, 8/25/27 ...........................     40,030,215            40,142,800
Countrywide Funding Corp., Series 1994-2 A8, 6.5%, 2/25/09 ..............................      1,900,000             1,894,359
Daiwa Mortgage Acceptance Corp., Series 1991A, 8.625%, 4/15/10 ..........................        467,610               487,045
Federal Home Loan Mortgage Corp., Series 1719-C Principal only, 4/15/99 (b) .............     27,398,894            26,183,068
Federal Home Loan Mortgage Corp., Series 1250-F, 7%, 4/15/19 ............................      1,838,934             1,842,943

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
First Bank System Inc. Series 1993-F, 7.178%, 11/25/24 (b) ..............................     20,469,000            20,596,931
General Electric Capital Mortgage Services, Inc. Series 1993-2F, 7%, 6/25/07 ............        325,339               327,372
General Electric Capital Mortgage Services, Inc., Series 1994-19 A1, 7.5%,
  6/25/24 ...............................................................................      6,388,381             6,392,342
General Electric Capital Mortgage Services, Inc., Series 1994-27 A1, 6.5%,
  7/25/24 ...............................................................................      7,190,306             7,167,836
Norwest Asset Security Corp., Series 1996-5 AB, 7.5%, 11/25/26 ..........................      9,366,453             9,509,877
Paine Webber Mortgage Acceptance Corp., Series 1993-6, 6.9%, 8/25/08 ....................      1,702,927             1,715,699
Prudential Home Mortgage Securities Co., Series 1992-47 A7, 7.5%, 1/25/23 ...............        413,674               412,379
Prudential Home Mortgage Securities Co., Series 1993-43-A1, 5.4%, 10/25/23 ..............        702,021               693,681
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/12 ..................      2,791,000             2,815,421
Residential Funding Mortgage Securities, Series 1996-A17, 7.75%, 1/25/07 ................      8,388,398             8,598,108
Residential Funding Mortgage Securities, Series 1993-A2, 6.84%, 9/25/23 .................      3,220,000             3,229,056
Residential Funding Mortgage Securities, Series 1993-S35, 7.087%, 10/25/23 (b) ..........     19,500,000            19,524,375
Residential Funding Mortgage Securities I Inc., Series 1997-S19 A6, 6.5%,
  12/25/12 ..............................................................................     33,026,000            32,943,435
Residential Funding Mortgage Securities I Inc., Series 1997-S13 A8, 7.1%,
  9/25/27 ...............................................................................     33,315,669            33,482,247
Resolution Trust Corp., Series 1992-12 A2A, 7.5%, 8/25/23 ...............................      1,193,846             1,201,681
Ryland Acceptance Corp. Four, Series 97-H, 8.95%, 8/20/19 ...............................      3,151,420             3,190,813
Ryland Mortgage Securities Corp., 8%, 8/25/25 ...........................................      3,396,875             3,494,536
------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $240,021,654)                                                      238,566,797
------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities 24.4%
------------------------------------------------------------------------------------------------------------------------------
Service Industries 0.6%
GE Capital Mtg Services, Inc., 7%, 1/25/08 ..............................................      6,500,000             6,546,670
                                                                                                                 -------------
Miscellaneous 2.3%
Bally's Health & Tennis Master Trust, 8.43%, 8/15/02 ....................................     13,000,000            13,054,844
Mortgage Index Amortizing Trust, 6.682%, 8/25/04 ........................................     14,000,000            14,068,906
                                                                                                                 -------------
                                                                                                                    27,123,750
                                                                                                                 -------------
Credit Card Receivables 2.0%
Advanta Corp., Series 1997-2 A3, 7.3%, 10/25/22 .........................................     10,500,000            10,759,216
Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/27 .........................................      4,435,000             4,601,313
First USA Bank, Series 1994-1, 7.45%, 4/15/99 ...........................................      7,547,170             7,544,906
                                                                                                                 -------------
                                                                                                                    22,905,435
                                                                                                                 -------------
Home Equity Loans 6.3%
AFC Home Equity Loan Trust, Series 1990-3A, 9.6%, 7/26/05 ...............................      1,218,097             1,225,330
AFC Home Equity Loan Trust, Series 1992-3A, 7.05%, 8/15/07 ..............................        546,374               543,301
CTS Home Equity Loan Trust, Series 1991-1A, 8.8%, 1/15/06 ...............................        853,645               852,842
Contimortgage Home Equity Loan Trust, Series 1991-1, 9.52%, 4/15/06 .....................        553,607               559,143

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Contimortgage Home Equity Loan Trust, Series 1996-4 A6, 6.71%, 6/15/14 ..................      6,200,000             6,240,672
Contimortgage Home Equity Loan Trust, Series 1996-4 A7, 6.99%, 3/15/21 ..................      3,000,000             3,041,250
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 ................     18,500,000            18,870,000
Contimortgage Net Interest Margin Notes, Series 1997-3, 7.23% 7/16/28 ...................     10,143,043            10,138,289
Fleet Financial Home Equity Trust, Series 1991-2A, 6.7%, 10/15/06 .......................        695,334               696,855
Green Tree Financial Corp. Home Equity Loan, Series 1997-B A5, 7.15%, 4/15/27 ...........      9,600,000             9,810,000
Green Tree Home Improvement Loan Trust, Series 1995-C B1, 7.2%, 7/15/20 .................      1,950,000             1,960,664
Green Tree Home Improvement Loan Trust, Series 1995-F B2, 7.1%, 1/15/21 .................      2,000,000             1,990,391
Green Tree Home Improvement Loan Trust, Series 1995-D A3, 6.45%, 9/15/25 ................        695,000               696,515
Green Tree Home Improvement Loan Trust, Series 1995-D B1, 7.05%, 9/15/25 ................        750,000               748,358
Green Tree Home Improvement Loan Trust, 6.95%, 3/15/27 ..................................      4,000,000             4,048,594
Household Finance Corp., Home Equity Loan, Series 1992-2 A3, 5.25%, 10/20/07 ............         65,551                65,284
Mid-State Homes IV, Series 1, 8.33%, 4/1/30 .............................................      1,678,112             1,843,760
Old Stone Credit Corp., Series 1991-2, 8.42%, 8/15/03 ...................................      1,047,024             1,054,876
Old Stone Credit Corp., Home Equity Loan, Series 1992-2, 6.95%, 5/15/07 .................      3,348,391             3,361,985
Old Stone Credit Corp., Home Equity Loan Series 1993-1, 5.85%, 3/15/08 ..................        793,750               781,224
Security Pacific Home Equity Trust, Series 1991-A B, 10.5%, 3/10/06 .....................      4,892,471             4,936,809
TMS Home Equity Loan Trust, Series 1994-A A3, 5.525%, 9/15/18 ...........................        675,116               663,407
                                                                                                                 -------------
                                                                                                                    74,129,549
                                                                                                                 -------------
Manufactured Housing Receivables 13.2%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ..................      8,000,000             8,373,750
Chemical Financial Acceptance Corp. Housing Trust, Series 1989 A, Participating
  Certificate, 9.25%, 5/15/98 ...........................................................      2,684,446             2,699,533
Green Tree Financial Corp., 7.3%, 12/15/26 ..............................................      9,500,000             9,717,090
Green Tree Financial Corp., Securitized NIM, Series 1994-A, 6.9%, 2/15/04 ...............     14,990,601            14,941,998
Green Tree Financial Corp., Securitized NIM, Series 1994-B, 7.85%, 7/15/04 ..............     12,512,505            12,722,840
Green Tree Financial Corp., Series 1993-2 B, 8%, 7/15/18 ................................      8,637,000             9,138,351
Green Tree Financial Corp., Series 1995-1 B2, 9.2%, 6/15/25 .............................      5,715,000             6,232,475
Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/25 .............................     20,636,400            21,431,224
Green Tree Financial Corp., Series 1995-6 B2, 8%, 9/15/26 ...............................     12,059,720            12,481,339
Green Tree Financial Corp., Series 1995-5 B2, 7.65%, 9/15/26 ............................      9,000,000             9,188,438
Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 .............................      3,925,000             4,009,623
Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ...........................      4,000,000             3,986,563
Green Tree Financial Corp., Series 1996-5 B2, 8.45%, 7/15/27 ............................     10,000,000            10,620,703
Green Tree Financial Corp., Series 1997-A, 7.58%, 8/15/23 ...............................      1,250,000             1,261,713
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/28 ............................      4,000,000             4,165,000

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Inc., Series 1990-C, 9.7%, 6/15/10 .....................        855,654               873,297
Merrill Lynch Mortgage Investors Inc., Series 1990-H, 9.25%, 1/15/11 ....................      1,500,536             1,523,509
Merrill Lynch Mortgage Investors Inc., Series 1990-I, 10%, 1/15/11 ......................      1,730,452             1,752,082
Merrill Lynch Mortgage Investors Inc., Series 1991-B, 9.2%, 3/15/11 .....................        165,908               166,684
Merrill Lynch Mortgage Investors Inc., Series 1991-A, 9.25%, 4/15/11 ....................      1,307,660             1,332,584
Merrill Lynch Mortgage Investors Inc., Series 1991-G, 9.15%, 10/15/11 ...................      5,060,766             5,242,600
Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/12 .....................      9,084,613             9,212,343
Merrill Lynch Mortgage Investors Inc., Series 1992-B A4, 7.85%, 4/15/12 .................      1,716,906             1,726,022
Merrill Lynch Mortgage Investors Inc., Series 1992-D, 7.95%, 7/15/17 ....................      1,917,428             1,950,983
Security Pacific Acceptance Corp., Series 1992-2A2, 7.1%, 6/15/12 .......................        354,574               353,907
                                                                                                                 -------------
                                                                                                                   155,104,651
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $281,215,911)                                                                  285,810,055
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 18.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.5%
Federated Department Stores, Inc., 6.79%, 7/15/27 .......................................      6,115,000             6,278,699
Consumer Staples 0.5%
J. Seagram & Sons Inc., 8.375%, 2/15/07 .................................................      4,775,000             5,367,434
Financial 13.4%
American Health Properties, Inc. (REIT), 7.05%, 1/15/02 .................................      2,200,000             2,239,490
Colonial Realty LP (REIT), 7.5%, 7/15/01 ................................................      4,000,000             4,142,800
ERP Operating L.P. (REIT), 8.5%, 5/15/99 ................................................      4,100,000             4,214,923
Health Care Properties Investors Inc. (REIT), 6%, 11/8/00 ...............................      5,225,000             5,120,500
MBNA American Bank, 7.25%, 9/15/02 ......................................................      6,100,000             6,266,469
Oasis Residential Inc. (REIT), 6.75%, 11/15/01 (b) ......................................     13,400,000            13,544,050
Oasis Residential Inc. (REIT), 7, 11/15/03 (b) ..........................................     14,900,000            15,212,006
Spieker Properties, Inc. (REIT), 6.65%, 12/15/00 ........................................     15,000,000            15,060,900
Spieker Properties, Inc. (REIT), 6.8%, 12/15/01 .........................................      5,500,000             5,570,950
Spieker Properties, Inc. (REIT), 6.95%, 12/15/02 ........................................      3,500,000             3,559,360
Spieker Properties, Inc. (REIT), 8%, 7/19/05 ............................................        500,000               538,375
Spieker Properties, Inc. (REIT), 7.125%, 12/1/06 ........................................      3,425,000             3,499,597
Sun Communities, Inc. (REIT), 7.625%, 5/1/03 ............................................      5,850,000             6,117,638
Susa Partnership LP (REIT), 7.125%, 11/1/03 .............................................      5,400,000             5,497,524
Taubman Realty Group LP (REIT), Medium Term Note, 7%, 10/1/03 ...........................      3,595,000             3,629,548
Taubman Realty Group LP (REIT), Medium Term Note, 8%, 6/15/99 ...........................      4,755,000             4,861,512
Taubman Realty Group LP (REIT), Medium Term Note, 7.4%, 6/10/02 .........................      3,300,000             3,386,625

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Taubman Realty Group LP (REIT), Medium Term Note, 7.5%, 6/15/02 .........................     19,150,000            19,724,500
The Money Store Inc., 7.63%, 4/15/98 ....................................................      9,500,000             9,488,125
United Dominion Realty Trust Inc. (REIT), Medium Term Note, 7.02%, 11/15/05 .............     10,000,000            10,248,700
World Omni Automobile Lease Securitization Trust Series 1996-B, 6.85%, 11/15/02 .........     15,038,970            15,175,260
                                                                                                                 -------------
                                                                                                                   157,098,852
                                                                                                                 -------------
Media 1.4%
Comcast Cable Communications, 8.125%, 5/1/04 ............................................     15,000,000            16,185,600
                                                                                                                 -------------
Energy 1.3%
Lyondell Petrochemical Co. Global Note, 9.125%, 3/15/02 .................................      8,900,000             9,765,525
Lyondell Petrochemical Co., 9.75%, 9/4/03 ...............................................      4,600,000             5,336,000
                                                                                                                 -------------
                                                                                                                    15,101,525
                                                                                                                 -------------
Metals & Minerals 1.3%
Alcan Aluminium Ltd., 9.625%, 7/15/19 ...................................................     14,000,000            15,131,620
                                                                                                                 -------------
Transportation 0.5%
Continental Airlines Inc. Pass-thru Trust, 7.42%, 4/1/07 ................................      6,295,000             6,528,922
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $217,354,551)                                                                          221,692,652
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,160,070,253) (a)                                                   1,172,795,908
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $1,160,070,253. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $12,725,655. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $16,056,848 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,331,193. Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments. All separate investments in each of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
  (b) At December 31, 1997 these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts. At December 31, 1997, open future contracts sold short were as follows:

                                                             Aggregate
      Futures          Expiration           Contracts      Face Value ($)           Market Value ($)
      -------          ----------           ---------      --------------           ----------------
      5 Year U.S.
      Treasury Note    March 20, 1998       1,892           204,857,839               205,518,500
                                                            -----------               -----------

      Total net unrealized depreciation on open futures contracts sold short ......      (660,661)
                                                                                      ===========

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Short Term Bond Fund

      Transactions in written options for the year ended December 31, 1997 are summarized as follows:

                                          Over-the-Counter-Options
                                    ------------------------------------
                                           NZD              Premiums
                                    -----------------  -----------------
      Beginning of Period .......       88,000,000       $   431,200
      Written ...................     (86,600,000)          (428,670)
      Closed ....................     (88,000,000)          (431,200)
      Exercised .................               --                --
      Expired ...................       86,600,000           428,670
                                    --------------       -----------
      End of Period .............               --                --
                                    ==============       ===========

      Currency abbreviations and other acronyms used in this portfolio:
      NIM               Net Interest Margin
      REIT              Real Estate Investment Trust
      NZD               New Zealand Dollars
      ARM               Adjustable Rate Mortgage

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Short Term Bond Fund

                              Financial Statements

                      Statement of Assets and Liabilities
                            as of December 31, 1997

Assets
-----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,160,070,253) .............      $1,172,795,908
                 Cash ................................................................             981,138
                 Receivable for investments sold .....................................          16,625,482
                 Interest receivable .................................................           8,491,787
                 Receivable for Fund shares sold .....................................             911,652
                 Other assets ........................................................              20,866
                                                                                           -----------------
                 Total assets ........................................................       1,199,826,833
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................           1,429,237
                 Payable for Fund shares redeemed ....................................           5,372,038
                 Payable for investments purchased ...................................          25,649,339
                 Payable for daily variation margin on open futures contracts ........             423,394
                 Accrued management fee ..............................................             524,624
                 Other payables and accrued expenses .................................             897,039
                                                                                           -----------------
                 Total liabilities ...................................................          34,295,671
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $1,165,531,162
                --------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................             379,071
                 Net unrealized appreciation (depreciation) on:
                    Investment securities ............................................          12,725,655
                    Futures ..........................................................            (660,661)
                 Accumulated net realized loss .......................................        (138,594,958)
                 Paid-in capital .....................................................       1,291,682,055
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $1,165,531,162
                --------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,165,531,162 / 105,576,081 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number                  -----------------
                    of shares authorized) ............................................              $11.04
                                                                                           -----------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Short Term Bond Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  96,118,860
                                                                                           -----------------
                 Expenses:
                 Management fee ......................................................          6,769,577
                 Services to shareholders ............................................          3,388,908
                 Custodian and accounting fees .......................................            329,241
                 Trustees' fees and expenses .........................................             27,001
                 Reports to shareholders .............................................            290,987
                 Auditing ............................................................             61,737
                 Legal ...............................................................             33,262
                 Registration fees ...................................................             41,998
                 Other ...............................................................             59,990
                                                                                           -----------------
                 Total expenses ......................................................         11,002,701
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         85,116,159
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investment securities ...............................................         (8,363,157)
                 Futures .............................................................        (10,668,459)
                 Options .............................................................         (1,194,518)
                 Foreign currency related transactions ...............................           (428,293)
                                                                                           -----------------
                                                                                              (20,654,427)
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investment securities ...............................................         12,201,221
                 Futures .............................................................           (660,661)
                 Options .............................................................            (54,384)
                                                                                           -----------------
                                                                                               11,486,176
                --------------------------------------------------------------------------------------------
                 Net loss on investment transactions                                           (9,168,251)
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  75,947,908
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        17 - Scudder Short Term Bond Fund

                       Statements of Changes in Net Assets

                                                                                      Years Ended December 31,
Increase (Decrease) in Net Assets                                                     1997               1996
-----------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ........................................   $   85,116,159     $  107,842,813
               Net realized loss from investment transactions ...............      (20,654,427)       (33,115,928)
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period ............................       11,486,176        (17,329,463)
                                                                               ----------------   -----------------
               Net increase in net assets resulting from operations .........       75,947,908         57,397,422
                                                                               ----------------   -----------------
               Distributions to shareholders from:
               Net investment income ........................................      (78,060,393)      (104,839,251)
                                                                               ----------------   -----------------
               Fund share transactions:
               Proceeds from shares sold ....................................      225,970,263        349,361,957
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions .............................       58,987,223         79,869,940

               Cost of shares redeemed ......................................     (585,484,724)      (736,440,233)
                                                                               ----------------   -----------------
               Net decrease in net assets from Fund share transactions ......     (300,527,238)      (307,208,336)
                                                                               ----------------   -----------------
               Decrease in net assets .......................................     (302,639,723)      (354,650,165)
               Net assets at beginning of period ............................    1,468,170,885      1,822,821,050
               Net assets at end of period (including undistributed net        ----------------   -----------------
                  investment income of $379,071 for 1997) ...................   $1,165,531,162     $1,468,170,885
                                                                               ----------------   -----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ....................      132,860,852        160,534,389
                                                                               ----------------   -----------------
               Shares sold ..................................................       20,508,345         31,416,978
               Shares issued to shareholders in reinvestment of
                  distributions .............................................        5,352,697          7,197,179
               Shares redeemed ..............................................      (53,145,813)       (66,287,694)
                                                                               ----------------   -----------------
               Net decrease in Fund shares ..................................      (27,284,771)       (27,673,537)
                                                                               ----------------   -----------------
               Shares outstanding at end of period ..........................      105,576,081        132,860,852
                                                                               ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.


                        18 - Scudder Short Term Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                   Years
                                   Ended
                                  December
                                    31,
                                  1997(a)     1996(a)      1995     1994    1993(a)      1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,                 -------------------------------------------------------------------------------------------------
   beginning of period .........  $11.05      $11.35      $10.91   $12.01   $11.93      $12.25   $11.72   $11.71   $11.19   $11.23
                                 -------------------------------------------------------------------------------------------------
Income from investment
   operations:
   Net investment income .......     .73         .74         .71      .81      .87         .97     1.08     1.09      .83      .73
   Net realized and unrealized
     gain (loss) on
     investments ...............    (.07)       (.32)        .44    (1.15)     .08        (.33)     .53      .01      .61     (.04)
Total from investment            -------------------------------------------------------------------------------------------------
   transactions ................     .66         .42        1.15     (.34)     .95         .64     1.61     1.10     1.44      .69
                                 -------------------------------------------------------------------------------------------------
Less distributions:
   From net investment income ..    (.67)       (.72)       (.43)    (.64)    (.80)       (.96)   (1.08)   (1.09)    (.83)    (.73)
   From net realized gains .....      --          --          --       --     (.03)         --       --       --     (.09)      --
   In excess of gains ..........      --          --          --       --     (.04)         --       --       --       --       --
   From tax return of capital ..      --          --        (.28)    (.12)      --          --       --       --       --       --
                                 -------------------------------------------------------------------------------------------------
Total distributions ............    (.67)       (.72)       (.71)    (.76)    (.87)       (.96)   (1.08)   (1.09)    (.92)    (.73)
                                 -------------------------------------------------------------------------------------------------
Net asset value,                 -------------------------------------------------------------------------------------------------
   end of period ...............  $11.04      $11.05      $11.35   $10.91   $12.01      $11.93   $12.25   $11.72   $11.71   $11.19
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............    6.17        3.86       10.74    (2.87)    8.18        5.43    14.38     9.88    13.20     6.10
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ................   1,166       1,468       1,823    2,136    3,190       2,862    2,247      340       72       10
Ratio of operating expenses net,
   to average daily net assets
   (%) .........................     .86         .80         .75      .73      .68         .75      .44      .16      .36     1.50
Ratio of operating expenses
   before expense reductions, to
   average daily net
   assets (%) ..................     .86         .80         .75      .73      .68         .78     1.00     1.19     2.06     1.86
Ratio of net investment income
   to average daily net assets
   (%) .........................    6.64        6.66        6.37     6.93     7.21        8.01     8.96     9.36     7.97     6.48
Portfolio turnover rate (%) ....    39.4        61.8       101.1     65.3     66.1        83.7     41.0     52.9     40.0     23.5

(a) Per share amounts have been calculated using weighted average shares outstanding. On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994 Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation. Financial information prior to July 3, 1989 should not be considered representative of the present Fund.

                       19 - Scudder Short Term Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During


                        20 - Scudder Short Term Bond Fund
the period, the Fund purchased put options and wrote call options on currencies and other financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchases an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.


                        21 - Scudder Short Term Bond Fund

Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $134,629,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004
($27,896,000) and December 31, 2005 ($19,379,000), the respective expiration dates.

Distribution of Income and Gains. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage-backed securities, foreign currency contracts, and foreign currency denominated investments. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $368,541,965 and $763,861,290, respectively. Purchases and sales of U.S. Government obligations aggregated $125,395,859 and $54,104,587, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $1,947,545,924 and $1,742,688,085, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder


                        22 - Scudder Short Term Bond Fund
and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $6,769,577, which was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,966,378 charged to the Fund by SSC for the year ended December 31, 1997, of which $144,271 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1997, the amount charged to the Fund by STC aggregated $611,127, of which $48,871 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $173,925, of which $13,765 is unpaid at December 31, 1997.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $27,001.


                        23 - Scudder Short Term Bond Fund

                        Report of Independent Accountants

To the Trustees of Scudder Funds Trust and to the Shareholders of Scudder Short Term Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Short Term Bond Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Short Term Bond Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 18, 1998


                        24 - Scudder Short Term Bond Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Short Term Bond Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                       Number of Votes:
                                                       ----------------

                     Trustee                    For                    Withheld
                     -------                    ---                    --------

        Henry P. Becton, Jr.                 60,858,733               2,700,647

        Dawn-Marie Driscoll                  60,878,989               2,680,391

        Peter B. Freeman                     60,886,012               2,673,368

        George M. Lovejoy, Jr.               60,898,294               2,661,086

        Dr. Wesley W. Marple, Jr.            60,827,783               2,731,597

        Daniel Pierce                        60,910,864               2,648,516

        Kathryn L. Quirk                     60,871,016               2,688,364

        Jean C. Tempel                       60,861,283               2,698,097


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For              Against            Abstain         Broker Non-Votes*
         ---              -------            -------         -----------------

      59,255,623         2,408,043          1,895,714            3,353,880


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

         For              Against             Abstain        Broker Non-Votes*
         ---              -------             -------        -----------------

      59,751,392         4,539,155           3,344,571           3,059,903


                       25 - Scudder Short Term Bond Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For              Against            Abstain         Broker Non-Votes*
         ---              -------            -------         -----------------

      60,332,109         3,880,266          3,422,743            3,059,903


5. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------
                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------


        5.1   Diversification                        53,783,780        3,287,948         3,133,772         3,353,880

        5.2   Borrowing                              53,448,694        3,626,595         3,130,211         3,353,880

        5.3   Senior securities                      53,757,956        3,310,976         3,136,568         3,353,880

        5.4   Concentration                          53,642,583        3,425,144         3,137,773         3,353,880

        5.5   Underwriting of securities             53,706,538        2,973,638         3,525,324         3,353,880

        5.6   Investment in real estate              53,638,227        3,034,462         3,532,811         3,353,880

        5.7   Purchase of physical commodities       53,567,959        3,095,970         3,541,571         3,353,880

        5.8   Lending                                53,465,580        3,221,414         3,518,505         3,353,880

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

             For                      Against                    Abstain
             ---                      -------                    -------

          60,158,592                 1,134,158                  2,266,630

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                           26 - Short Term Bond Fund

                                    This Page
                                  intentionally
                                   left blank.

                       27 - Scudder Short Term Bond Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Treasurer and
Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                       28 - Scudder Short Term Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        29 - Scudder Short Term Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        30 - Scudder Short Term Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        31 - Scudder Short Term Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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